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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 4, 2003

                              RAIT INVESTMENT TRUST

             (Exact name of registrant as specified in its charter)

       Maryland                      1-14760                  23-2919819
-------------------------         ----------------         -----------------
(State of incorporation           (Commission               (I.R.S. Employer
   or organization)                  File Number)          Identification No.)


             1818 Walnut Street, 28th Floor, Philadelphia, PA 19103
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (215) 861-7900


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On February 4, 2003, the registrant entered into an Underwriting Agreement (the "Underwriting Agreement") with Friedman, Billings, Ramsey & Co., Inc. for the sale of 1,750,000 common shares of beneficial interest, plus up to 262,500 additional shares to cover over-allotments, at such initial public price per share, less underwriting discounts, as is provided in the Underwriting Agreement (the "Offering").

On February 5, 2003, in connection with the Offering, the registrant filed a prospectus supplement pursuant to Rule 424(b). Opinions regarding the legality of the shares offered in the Offering and certain tax matters related to the Offering are attached as exhibits to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

              Exhibit Number                Description of Document
              --------------                -----------------------

                    1                       Underwriting Agreement
                    5                       Legal Opinion from Maryland counsel
                    8                       Tax Opinion


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               RAIT INVESTMENT TRUST

Date:  February 11, 2003                       By:  /s/ Ellen J. DiStefano
                                                    ----------------------------
                                                    Ellen J. DiStefano
                                                    Chief Financial Officer and
                                                    Executive Vice President